As of December 31, 2004

Who We Are

Multi-bank holding company with significant operating autonomy at the individual banks Banking assets of $6.1 billion at December 31, 2004 Listed on the NYSE (CHZ), current market capitalization of $1.3 billion 120 full service banking offices and 152 ATM locations throughout VT, NH, MA, ME

Commercial loans make up 70% of the total loan portfolio and core funding comprises 94% of total funding Strong wealth management operation with assets under administration of $8.2 billion and assets under management of $2.0 billion Excellent credit quality with annual net charge-offs at .07% and an allowance for loan losses to loans of 1.45%

A Tradition of Success

Recognized competency in an attractive business mix Deep relationships with worthwhile customers Conservative underwriting standards and disciplined lending Efficient generator of low cost stable deposits Proven leadership focus to achieve superior financial results Well established and tangible shareholder orientation

Our Target Markets

12/31/93 12/31/04%

Assets (in millions)

Chittenden Bank $1,231 $3,034 50%

Ocean National Bank $1,608 27%

Bank of Western Mass $617 10%

Flagship Bank $494 8%

Maine Bank & Trust $317 5%

Total $1,231 $6,070 100%

Loans by State

12/31/93 12/31/04

VT 100% 41%

NH 22%

MA 27%

ME 10%

Deposits by State

12/31/93 12/31/04

VT 100% 53%

NH 20%

MA 18%

ME 9%

Corporate Structure

CUSTOMERS

Chittenden Bank

Ocean National Bank

Flagship Bank & Trust

Bank of Western Massachusetts

Maine Bank & Trust

CHZ SERVICES GROUP

CORPORATE

Our Target Markets

Vermont Market

State population of nearly 620,000

Greater Burlington population over 150,000

13% population growth in Chittenden County since 1990 Greater Burlington median household income of $48,000 Greater Burlington median age = 34 Nearly 9,000 new business startups in 2004 23% new job growth 1990-2000 (Greater Burlington area) 30,000 businesses and 70,000 households Small Business Culture - 50% of jobs are from companies with less than 100 employees

Our Target Markets

Greater Springfield Market

Population nearly 700,000 in Pioneer Valley (Hampden, Hampshire and Franklin Counties) Median household income of $40,000 Median age = 36 Above national/regional employment averages in education, insurance, health services, manufacturing Over 20 colleges located in Pioneer Valley 1993 - 2000 Pioneer Valley job growth over 15% 23,000 businesses and 90,000 households Telecommunications crossroads for New England

Greater Worcester Market

3rd largest city in New England Population of 775,000 in Worcester Co. 6 million people within a 50 mile radius Median household income of $48,000 Median age = 36 32,000 new jobs created in Worcester area between 1991 - 2003 Over 18% job growth in region (1993 - 2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003 Over 25,000 businesses and 110,000 households 16 colleges in Worcester Co.

Known as “The Center of Excellence in Biotechnology”

Our Target Markets

Southern NH/Seacoast Market

Total regional population just over 1 million 17% population growth 1990 - 2003 Median household income of $50,000 Median age = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or > 75% of NH businesses employ <10 people Over 50% of all employees are with firms <250 people Over 5,000 new business startups in NH annually (1998-2002) New Hampshire gross domestic product up 5.6% in 2003, 16th fastest growth in the United States Over 40,000 businesses and 150,000 households

Greater Portland Market

Combined population of Cumberland and York Co. nearly 470,000 15% population growth 1990 - 2003 Median household income of $44,000 Median age = 35 25% increase in residential building permits from 2000-2003 in the state 20% of Maine workforce in businesses with 4 or < employees Over 20,000 businesses and nearly 60,000 households 36 million tourist visits annually to Portland area

Our Target Customers

Commercial Banking

Businesses with Revenues of $1 to $100 Million; Loan Needs up to $20 Million and Multiple Product and Service Needs

Community Banking

Individuals and Families, Age 30+ who are Financially Sophisticated with Multiple Product and Service Needs and with Household Incomes ³ $50,000

Wealth Management

Businesses and Individuals with Investment Management, Brokerage, Trust and/or Private and Professional Banking Needs

Commercial & Community Banking

A Diversified Loan Portfolio

12/31/01

Municipal 3%

C&I 20%

Construction 3%

Multi Family 2%

Commercial RE

32%

Home Equity 6%

Residential 1-4 22%

Consumer 12%

12/31/04

Municipal 3%

C&I 20%

Construction 4%

Multi Family 4%

Commercial RE

39%

Home Equity 7%

Residential 1-4 17%

Consumer 6%

Growth in C&I and CRE

40% 30% 20% 10% 0%

9% 25% 2% 22% 16% 30% 22% 11%

2001 2002 2003 2004

C&I CRE

80% 60% 40% 20% 0%

60% 40% 65% 35% 67% 33% 70% 30%

2001 2002 2003 2004

Commercial Consumer

Total loans as of December 31, 2001 and December 31, 2004 were $2.8 billion and $4.0 billion respectively

Commercial Loan Diversification by Industry

Agriculture, Forestry,

Fishing & Hunting 1.23%

Construction 5.57%

Real Estate, Rental & Leasing 30.65%

Finance & Insurance 2.31%

Manufacturing 9.32%

Mining 0.15%

Public Admin 1.83%

Educational Srvc 2.08%

Retail Trade 8.14%

Information 1.35%

Professional, Scientific, & Tech Srvc 2.57%

Mgmt of Companies & Enterprises 0.54%

Health Care & Soc Assist 5.06%

Arts, Entertainment & Rec 2.93%

Admin/Support & Waste Mgmt

& Remediation Svcs 1.14%

Accomodation &

Food Srvc 10.79%

Other Srvc (except Public Admin) 3.41%

Transportation & Warehousing 1.73%

Utilities 0.04%

Wholesale Trade 5.11%

Other 4.06%

1. Based on loan data at 12/31/04

2. Includes C&I and CRE

Real Estate, Rental and Leasing

Development 1.09%

Educational 0.29%

Elderly Housing 0.41%

Apartments 22.46%

Auto Sales/Svc Station 0.98%

Hotel/Motel 0.42%

Industrial 11.16%

Land 1.67%

Manufacturing 2.45%

Mercantile 1.31%

Mixed 11.69%

Mobile Home Park 0.85%

Office 22.08%

Other 4.15%

Other Business Assets 1.78%

Recreational 0.42%

Restaurant/Bar 1.39%

Shopping Ctr/Stores 10.28%

Warehouse 3.83%

Cash Secured 0.96%

Continuing Core Deposit Growth

12/31/01

Borrowings 1%

Demand Deposits 17%

NOW 13%

Savings 10%

MMA 37%

CDs < $100,000 17%

CDs > $100,000 5%

12/31/04

Borrowings 4%

Demand Deposits 17%

NOW 17%

Savings 10%

MMA 30%

CDs < $100,000 14%

CDs > $100,000 8%

40% 30% 20% 10% 0%

30% 29% 35% 34% 1% 4% 3% 2%

2001 2002 2003 2004

Transaction Accounts % of Total Funding Non-core Funding % of Total Funding

75% 60% 45% 30% 15% 0%

57% 43% 53% 47% 56% 44% 57% 43%

2001 2002 2003 2004

Consumer

Commercial

Total Deposits as of December 31, 2001 and December 31, 2004 were $3.7 billion and $5.0 billion respectively

Business Services

Insurance (7%)

Specializes in commercial property and casualty insurance Wholesale brokerage operation covering ten states Gross premiums for the nine months ending December 31, 2004 were $68 million

Cash Management (6%)

High level of service to business clients Only offered within the franchise Full menu of products

Merchant Services ACH

Lock box Sweep accounts

Payroll Services (3%) Over 1,000 customers Full menu of products

Annualized three year growth rate of 19%

Business Credit Cards (2%)

Only available to commercial customers

Credit review performed as part of the normal commercial lending process

Retirement Plan Services (1%) Primary focus is on defined benefit and contribution plans Provides custodial/directed trustee services for non-qualified plans Total retirement plan assets of $694 million

* Numbers in ( ) are a percentage of total non interest income

Captive Insurance

The captive insurance market has grown 15% annually over the last 3 years Vermont is the U.S. domicile of choice for captive insurance companies

65% of the active captive insurers bank with Chittenden* Vermont has more captive insurance companies than all other states combined Over $200 million in bank deposits and over $700 million in Corporate Trust Assets under administration Over $75 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

Captives in Vermont

800 600 400 200 0

527 597 674 717

2001 2002 2003 2004

*Some Chittenden customers have more than one captive

Government Banking

Leader in government banking for Vermont

Expanding our presence within the Massachusetts and New Hampshire franchises Customers use a wide array of transaction, loan and deposit products Nearly $106 million in loan balances and over $492 million in deposits and repos

Loans

MA 21%

NH 8%

VT 71%

Deposits & Repurchase Agreements

NH 18%

MA 14%

VT 68%

Mortgage Banking

Originations for 2003 were $1.5 billion, and $693 million for the year ending December 31, 2004, of which $1.4 billion and $491 million, respectively, were sold in the secondary markets Underlying coupons in the mortgage servicing portfolio continue to decline

2001 2003 2004

Under 5% 0% 10% 11%

5%<6% 2% 42% 52%

6%<7% 38% 32% 30%

7%<8% 50% 12% 6%

Over 8% 10% 4% 1%

Mortgage servicing portfolio of $2.1 billion at December 31, 2004 with a conservative valuation of $11.8 million or 55 basis points* Continued expansion through our affiliate banks into other states:

Originations by Bank

ONB 18%

MBT 4%

BWM 9%

Chittenden 66%

FBT 3%

*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at December 31, 2004 was $17.1 million, or 83 basis points

Wealth Management

Wealth Management

Assets under administration

Assets under management Personal Trust/Custody Retail Investments Corporate Trust Captive Insurance Retirement Plan Services

Total

Private Banking

Loans Deposits $2.0 billion 2.0 billion .2 billion 2.6 billion .7 billion .7 billion $8.2 billion

$61.0 million $45.5 million

Asset Management Services

Services include asset management and personal trust Over $2.0 billion in assets under management Over $2.8 billion in assets under administration Average managed account size of $525,000 Average fee of 74 bps Operating margin of approximately 40%

Assets Under Management

60% 40% 20% 0%

51% 39% 10%

Equity Bonds Cash

As of 12/31/04

Wealth Management

Retail Investments – Broker/Dealer

Over $200 million in assets under administration

2004 Revenue: (as of December 31, 2004)

60% Annuity Sales

38% Brokerage Sales

2% Other

Serving over 5,000 customers in four states

Corporate Trust

Operates throughout New England Over $2.6 billion in assets under administration

Total revenue for the year ended December 31, 2004 was approximately $3.1 million

Revenue by State

MA 6%

NH/ME 17%

VT 77%

Corporate Trust

ME NH MA VT

2% 5% 41% 52%

0% 20% 40% 60%

Financial Performance

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position Strong fee based revenues in targeted businesses Conservative reserves and excellent credit quality Strong tier 1 capital base

Net Interest Income

$300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 $170,305 $192,615 $218,063 $269,768

2001 2002 2003 2004

Net Interest Margin

5.00% 4.00% 3.00%

4.74% 4.53% 4.12% 4.19% 4.21% 4.08% 4.20% 3.82% 3.80%

2001 2002 2003 09/04 12/04

CHZ

SNL*

*SNL Securities $5-$10 Billion index: data for 12/31/2004 not yet available

Yield on Loans

9.0% 8.0% 7.0% 6.0% 5.0% 4.0%

8.0% 6.9% 6.0% 5.6% 7.7% 6.5% 5.5% 5.3% 5.4%

2001 2002 2003 09/04 12/04

CHZ Loans

SNL* Loans

Yield on Securities

9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0%

6.4% 5.6% 4.4% 4.3% 6.0% 5.2% 4.3% 4.1% 4.1%

2001 2002 2003 09/04 12/04

CHZ

SNL*

Cost of Deposits

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.2% 2.0% 1.3% 1.1% 2.7% 1.5% 0.9% 0.7% 0.7%

2001 2002 2003 09/04 12/04

CHZ

SNL*

Cost of Funds

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

4.1% 2.6% 1.9% 1.6% 3.3% 1.9% 1.2%0.8% 0.8%

2001 2002 2003 09/04 12/04

CHZ

SNL*

*SNL Securities $5-$10 Billion index: data for 12/31/2004 not yet available

Non-Interest Income

2000

Other 9%

Wealth Management 30%

Business Services 22%

Mortgage Banking 13%

Deposit Services 26%

2004

Other 11%

Wealth Management 28%

Business Services 24%

Mortgage Banking 14%

Deposit Services 23%

Noninterest Income/Operating Revenue

35.00% 25.00% 15.00%

24.26% 26.89% 26.60% 31.75% 31.12% 22.46% 26.66% 25.01% 30.75% 25.35% 24.56%

2000 2001 2002 2003 9/04 12/04

CHZ

SNL*

*SNL Securities $5-$10 Billion index: data for 12/31/2004 not yet available

Non-Interest Expenses

2000

Other 25%

Compensation 44%

Benefits 7%

Occupancy 13%

DP Exp 9%

Amort of Intang 2%

2004

Restructuring Costs 1%

Compensation 48%

Benefits 12%

Occupancy 13%

DP Exp 4%

Amort of Intang 2%

Other 20%

Efficiency Ratio

62% 60% 58% 56% 54% 52%

54.47% 56.13% 58.91% 60.13% 59.77% 57.38% 54.24% 54.59% 56.91% 57.70% 58.61%

2000 2001 2002 2003 09/04 12/04

CHZ

SNL*

*SNL Securities $5-$10 Billion index: data for 12/31/2004 not yet available

Financial Summary

Earnings

Ratios

Credit

Capital

2001 2002 2003 2004

Per Common Share

Diluted Earnings $1.44 $1.57 $1.66 $1.61

Cash Earnings $1.49 $1.58 $1.70 $1.65

Dividends $0.61 $0.63 $0.64 $0.70

Book Value $9.25 $10.49 $12.66 $13.38

Tangible Book Value $8.42 $8.87 $7.44 $8.28

Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45%

Return on Average Equity 16.55% 16.12% 13.90% 12.70%

Return on Average Tangible Equity* 18.52% 19.27% 22.92% 21.43%

Return on Average Assets 1.51% 1.40% 1.29% 1.27%

Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36%

Net Interest Margin 4.74% 4.53% 4.12% 4.21%

Efficiency Ratio 56.13% 58.56% 60.48% 57.38%

NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49%

Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45%

Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07%

Tangible 8.19% 7.29% 6.02% 6.58%

Leverage 7.99% 9.28% 7.79% 8.42%

Tier 1 10.32% 12.25% 10.07% 10.44%

Risk-Based 11.57% 13.50% 11.32% 11.64%

* see Appendix

Risk Management

Credit Quality

Net Charge-offs to Average Loans

0.45% 0.30% 0.15% 0.00%

0.35% 0.33% 0.27% 0.20% 0.07% 0.24% 0.28% 0.16% 0.04%

2001 2002 2003 09/04 12/04

CHZ

SNL*

NPA to Loans & OREO

0.85% 0.75% 0.65% 0.55% 0.45% 0.35%

0.71% 0.75% 0.65% 0.56% 0.46% 0.49% 0.39% 0.54% 0.49%

2001 2002 2003 09/04 12/04

CHZ

SNL*

Reserves/Loans

1.80% 1.60% 1.40% 1.20% 1.00%

1.59% 1.62% 1.54% 1.47% 1.45% 1.35% 1.41% 1.44% 1.34%

2001 2002 2003 09/04 12/04

CHZ

SNL*

*SNL Securities $5-$10 Billion index: data for 12/31/2004 not yet available

Granularity of Non-Accrual Loans

Size of Total

Relationship $ Total % # %

>$1.0 MM $8,120 41% 5 4%

$500 M to $1 MM 3,801 19% 5 4%

$100 M to $500 M 5,553 28% 22 17%

<$100 M 2,440 12% 96 75%

Total $19,914 100% 128 100%

As of 12/31/04

Interest Rate Risk

Naturally Hedged

Net Interest Income Sensitivity (Ramped)*

+50 bps +25 bps -25 bps -50 bps

+0.90% +0.43% –0.29% –2.10%

Net Interest Income Sensitivity (Shocked)*

+200 bps +100 bps -100 bps -200 bps

+4.78% +2.43% –3.35% –11.57%

Static Gap

6 month -.14% 12 month 3.90%

Net Income Sensitivity (Ramped)*

+50 bps +25 bps -25 bps

-50 bps

+1.60% +0.77% -0.48%

-3.95%

Net Income Sensitivity (Shocked)*

+200 bps +100 bps -100 bps

-200 bps

+8.85% +4.49% -6.42%

-22.22%

*12 month forward estimates as of 09/30/04

In Summary

A Compelling Story

Strong market share and a proven acquisition acumen Low risk balance sheet with a prudent growth strategy Diversified banking services with a solid balance of revenues Low exposure to volatile sectors with a fortress balance sheet

Total Shareholder Return

3-Year Period

15% 10% 5% 0% -5%

12.38%

-0.69%

1.92%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent

10-Year Period

30% 20% 10% 0%

18.55%

11.81%

13.40%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

Appendix

Reconciliation of non-GAAP measurements to GAAP

YTD Dec 2001 YTD Dec 2002 YTD Dec 2003 YTD Dec 2004

Net Income (GAAP) $58,501 $63,645 $74,799 $75,127

Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000

Tangible Net Income (A) $60,426 $64,476 $76,585 $77,127

Average Equity (GAAP) 353,529 394,740 538,217 591,693

Average Identified Intangibles 0 9,108 22,493 21741

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392)

Average Goodwill 28,147 53,293 187,369 216,519

Average Tangible Equity (B) 325,976 334,619 334,118 359,825

Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43%

Average Assets (GAAP) 3,871,017 4,551,879 5,777,538 5,895,720

Average Identified Intangibles 0 9,108 22,493 21,741

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392)

Average Goodwill 28,147 53,293 187,369 216,519

Average Tangible Assets (C) 3,843,464 4,491,759 5,573,439 5,663,852

Return on Average Tangible Assets (A) / (C) 1.57% 1.44% 1.37% 1.36%